Exhibit 10.1

SUBSCRIPTION AGREEMENT

Platform Specialty Products Corporation

Attention: Frank Monteiro

5200 Blue Lagoon Drive, Suite 855

Miami, Florida 33126

Ladies and Gentlemen:

In connection with the undersigned’s proposed purchase of shares of common stock, par value $0.01 per share (the “Shares”), of Platform Specialty Products Corporation, a Delaware corporation (the “Company”) from the Company, the undersigned hereby certifies that:

1.      The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company 9,404,064 Shares at a price per Share of $25.59 on the terms provided for herein. The Shares to be purchased will be divided up among the undersigned funds in accordance with Annex A to the unanimous written consent referred to in Section 5(c) below. The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. In the event of rejection of the entire subscription by the Company or the termination of this subscription in accordance with the terms hereof, the undersigned’s payment hereunder will be returned promptly to the undersigned along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. In the event that the Company rejects the subscription in part, the undersigned may terminate this Subscription Agreement by providing notice to the Company within one business day of receiving notification that its subscription was rejected in part.

2.      The undersigned will deposit the subscription amount for the Shares subscribed by wire transfer of United States dollars in immediately available funds to the account set forth on Exhibit A attached hereto (or such other account specified by the Company at the closing of the purchase of the Shares, which is scheduled for the date on which the Company receives approval from the Company’s stockholders of record for the proposed issuance of the Shares to the undersigned (the “Closing”)) against delivery to the undersigned of the Shares in book entry form as set forth in the following sentence. The Company shall deliver (or cause the delivery of) the Shares in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below.

3.      The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

4.      The undersigned acknowledges that it has received a copy of the Private Placement Memorandum, dated September 30, 2014, relating to the offering of the Shares (which incorporates by reference or refers to certain documents filed with the Securities and Exchange Commission (the “SEC”)) (the “Private Placement Memorandum”) and those documents listed on Schedule B hereto (together with the Private Placement Memorandum, the “Disclosure Package”). The undersigned understands and agrees that the Disclosure Package speaks only as of its date and that the Company has no obligation to update any information contained in the Disclosure Package. The undersigned acknowledges that it has received a copy of the form of registration rights agreement as set forth on Exhibit B attached hereto (the “Registration Rights Agreement”) that the Company intends to enter into with the undersigned at the Closing.

5.      The Company represents and warrants that:

a.	The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package.
b.	The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Certificate of Incorporation or under the law of the State of Delaware.
c.	This Subscription Agreement has been duly authorized, executed and delivered by the Company. The Registration Rights Agreement has been duly authorized by the Company and at the Closing will have been duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity. The Pricing Committee of its board of directors has executed a unanimous written consent approving the sales of the Shares in the form previously sent to the undersigned, and the board of directors had before that execution duly delegated to the Pricing Committee authority to adopt the resolutions contained therein.
d.	The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the Registration Rights Agreement (collectively, the “Transaction Documents”) and the consummation of the transactions herein and therein contemplated, will be done in accordance with the NYSE listing rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”) or affect the validity of the Shares or the legal authority of the Company to comply with the terms of the Transaction Documents; (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its properties which would have a Material Adverse Effect or affect the validity of the Shares or the legal authority of the Company to comply with the Transaction Documents; subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.
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e.	The Company has received stockholder support agreements (the “Support Agreements”) from certain of the Company’s stockholders unconditionally committing to vote for the issuance of Shares pursuant to this Agreement. Those Support Agreements cover a sufficient number of shares that, together with the Shares the undersigned and its affiliates already own, would constitute the requisite vote necessary for approval (assuming the undersigned vote all of their shares of the Company’s common stock owned on the record date in favor of the approval of the issuance of Shares, which the undersigned has advised the Company that it intends to do). The Company agrees to call a special meeting of its stockholders to vote on the approval of the issuance of the Shares pursuant to this Agreement as promptly as practicable and to take all reasonable steps necessary to enforce the terms of the Support Agreements in connection with that special meeting.

6.      The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or any of its subsidiaries, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

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7.      The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

8.      The undersigned represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

9.      The undersigned has carefully read the Disclosure Package. The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. The undersigned understands that the undersigned and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the Shares to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy of the information contained or referred to in the Private Placement Memorandum pursuant to which the Shares are being offered. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

10.      The undersigned became aware of this offering of the Shares solely by means of the Private Placement Memorandum or by direct contact between the undersigned and the Company, and the Shares were offered to the undersigned solely by means of the Private Placement Memorandum or by direct contact between the undersigned and the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares offered pursuant to the Private Placement Memorandum (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

11.      The undersigned acknowledges that (i) it is aware that there are substantial risks incident to the purchase of the Shares, including those summarized under “Risk Factors” contained or incorporated by reference in the Disclosure Package and (ii) it has read the disclosure regarding “forward-looking statements” contained or incorporated by reference in the Disclosure Package.

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12.      The undersigned acknowledges that the Company has entered into a stock and asset purchase agreement with Chemtura Corporation, as described in the Disclosure Package, whereby it intends to acquire a business that would be considered “significant” (at a significance level of forty percent) under Rule 3-05 of Regulation S-X under the Securities Act and that the Disclosure Package contains and incorporates by reference financial statements and pro forma financials for the business proposed to be acquired, which are presented for informational purposes only and may not be representative of the Company’s actual results as a consolidated company. As a result, the undersigned accepts the risk that such financial statements for the business proposed to be acquired may not reflect the financial position or results of operations of such business had it been a stand-alone entity, and further acknowledges that such pro forma financials are based in part on certain management’s assumptions regarding the proposed acquisition, which may not prove to be accurate over time.

13.      The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

14.      Alone, or together with any professional advisor(s), the undersigned represents and acknowledges that the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

15.      In making its decision to purchase the Shares, the undersigned represents that it has relied solely upon the Disclosure Package and independent investigation made by the undersigned.

16.      The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or the adequacy or accuracy of the Private Placement Memorandum, or made any findings or determination as to the fairness of this investment.

17.      The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

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18.      Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned's right to rely on the truth, accuracy and completeness of the Disclosure Package or the Company's representations and warranties contained herein.

19.      The undersigned represents and warrants that the undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. The undersigned represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  The undersigned also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The undersigned further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

20.      Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned.

21.      The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

22.      The undersigned acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

23.      The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

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24.      The Company shall not publicly disclose the name of any undersigned or any affiliate or investment adviser of the undersigned, or include the name of any undersigned or any affiliate of the undersigned in any filing with the SEC (other than in any filings made in respect of this transaction or in accordance with periodic filing requirements under the Securites Exchange Act of 1934, as amended, or in connection with the registration statement that the Company is required to file pursuant to the terms of the Registration Rights Agreement, in each case to the extent such disclosure is required by law or regulations) or any regulatory agency, without the prior written consent of such undersigned, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the undersigned with prior notice of such disclosure, to the extent such notice is practicable.

25.      The Company shall, by 9:00 a.m. New York City time on the business day immediately following the acceptance date of this Subscription Agreement, issue one or more press releases announcing that the Company has received commitments to purchase the Shares, and that the transaction is expected to close on October 8, 2010, and file a Current Report on Form 8-K with the SEC attaching the press release.

26.      The Company has no other agreements or understandings (including, without limitation, side letters) with any other investor in the transaction contemplated to purchase Shares on terms more favorable to such person that as set forth herein or otherwise applicable to the undersigned.

27.      Shares in book-entry form shall not be required to evidence, on the books and records of the Depository Trust Company (“DTC”), a legend disclosing the transfer restrictions described in Section 6 above or any other legend imposed by or through the Company (i) if sold pursuant to a registration statement (including a Registration Statement) covering the resale of such Shares that is effective under the Securities Act, (ii) following any sale of such Shares in compliance with Rule 144, (iii) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such transferee provides the Company with an opinion of counsel to such transferee, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Shares may be made pursuant to an exemption from registration under the applicable requirements of the Securities Act and applicable state securities laws or (iv) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC) and applicable state securities laws. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Shares or the removal of any legends with respect to any Shares in accordance herewith.

THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

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IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

On behalf of:				Signature of Joint Investor, if applicable:

PERSHING SQUARE, L.P. PERSHING SQUARE II, L.P. PERSHING SQUARE INTERNATIONAL, LTD. PERSHING SQUARE HOLDINGS, LTD.

BY:	PERSHING SQUARE CAPITAL MANAGEMENT, L.P.
	BY:	PS MANAGEMENT GP, LLC, its General Partner

		By:	/s/ William A. Ackman	Name of Joint Investor, if applicable:
Name: William A. Ackman
Title: Managing Member

(Please print. Please indicate name and capacity of person signing above)				(Please Print. Please indicate name and capacity of person signing above)

Name in which shares are to be registered (if different):				Date: October 3, 2014

Time: 4:00 pm

Notice Address:

Roy J. Katzovicz, Esq.

Pershing Square Capital Management, L.P.

888 Seventh Avenue, 42nd Floor

New York, New York 10019

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Investor’s EIN:	Joint Investor’s EIN:
PERSHING SQUARE, L.P. [●] PERSHING SQUARE II, L.P. [●] PERSHING SQUARE INTERNATIONAL, LTD. [●] PERSHING SQUARE HOLDINGS, LTD. [●]
Business Address-Street:	Mailing Address-Street (if different):
c/o Pershing Square Capital Management, L.P. 888 Seventh Avenue, 42nd Floor
City, State, Zip:	City, State, Zip:
New York, NY 10019
Attn: Roy J. Katzovicz, Esq.	Attn:__________________

Telephone No.:	Telephone No.:
[●]
Facsimile No.:	Facsimile No.:
[●]

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account set forth on Exhibit A attached hereto (or to such other account otherwise specified by the Company at the Closing). To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

IN WITNESS WHEREOF, Platform Specialty Products Corporation has accepted this Subscription Agreement as of the date set forth below.

PLATFORM SPECIALTY PRODUCTS CORPORATION

By:	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Executive Officer

Date: October 3, 2014

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

	1.	☑	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

	1.	☑	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act.

	2.	☑	We are not a natural person.

C.	AFFILIATE STATUS
(Please check the applicable box)

THE INVESTOR:

	☑	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.

SCHEDULE B

DISCLOSURE PACKAGE

(None.)